UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 23, 2008

EQUINIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
301 Velocity Way, 5th Floor Foster City, California 94404 (650) 513-7000
(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

The information in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 23, 2008, Equinix, Inc. (“Equinix”) issued a press release announcing its financial results for the quarter ended June 30, 2008.  A copy of the press release is attached as Exhibit 99.1.  Equinix released certain non-GAAP information in the press release and attached to the press release is a reconciliation to the non-GAAP information.

On July 23, 2008, in connection with the issuance of the press release, Equinix will hold a conference call to discuss the press release.

Item 8.01     Other Events.

On July 23, 2008, Equinix announced the transition of Margie Backaus from her current role as Equinix’s chief business officer.  A copy of the press release is attached as Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Equinix, Inc., dated July 23, 2008, reporting financial results for the quarter ended June 30, 2008.

99.2	Press Release of Equinix, Inc., dated July 23, 2008, regarding Backaus transition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE:	July 23, 2008	By:	/s/ KEITH D. TAYLOR
Keith D. Taylor
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Equinix, Inc., dated July 23, 2008, reporting financial results for the quarter ended June 30, 2008.

99.2	Press Release of Equinix, Inc., dated July 23, 2008, regarding Backaus transition.